UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2005

Saba Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650)-696-3840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Saba Software, Inc., a Delaware corporation (the “Company”) under Items 2.01 and 9.01 on May 6, 2005. Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on May 5, 2005, the Company acquired THINQ Learning Solutions, Inc. (“THINQ”) pursuant to an Agreement and Plan of Merger dated March 24, 2005, (the “Merger Agreement”) through the merger of THINQ with and into Storm Acquisition Corporation, a Delaware corporation, that is a wholly-owned subsidiary of Storm Holding Corporation, a Delaware corporation that is a wholly-owned subsidiary of the Company, with THINQ as the surviving corporation and wholly-owned indirect subsidiary of the Company. The stockholders of THINQ (the “Stockholders”) were represented by Daniel H. Bathon Jr., as Representative.

Under the terms of the Merger Agreement, the aggregate consideration payable by the Company was up to 1,700,000 shares of Company common stock and $500,000. At closing, the cash portion of the consideration was reduced to $100,000. The 1,700,000 shares are subject to a post-closing balance sheet adjustment. In addition, up to an additional 100,000 shares of Company common stock may be issued over a three-year period pursuant to an earn-out provision. As security for the Stockholders’ indemnification and other obligations as set forth in the Merger Agreement, approximately 20% of the total merger consideration will remain in escrow until the date the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2006 is required to be filed with the Securities and Exchange Commission. Approximately 635,000 shares of Company common stock are currently being held in escrow in connection with the transaction, consisting of approximately 360,000 shares for indemnification obligations for general liability and approximately 275,000 shares for post-closing balance sheet adjustments, including accounts receivable.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired

The interim unaudited condensed consolidated financial statements of THINQ as of March 31, 2005 and 2004 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by this reference. The audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by this reference.

(b)	Pro forma financial information

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by this reference.

(c)	The exhibits listed below are being filed with this Amendment No. 1.

Exhibit Number	Description
23.1	Consent of Independent Public Accounting Firm

99.1	THINQ’s historical unaudited interim condensed consolidated financial statements as of March 31, 2005 and 2004 and for the three-month period ended March 31, 2005 and 2004

99.2	THINQ’s historical audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004

99.3	Unaudited pro forma condensed combined financial statements of the Company after giving effect to the acquisition of THINQ.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: July 19, 2005	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Public Accounting Firm

99.1	THINQ’s historical unaudited interim condensed consolidated financial statements as of March 31, 2005 and 2004 and for the three-month period ended March 31, 2005 and 2004

99.2	THINQ’s historical audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004

99.3	Unaudited pro forma condensed combined financial statements of the Company after giving effect to the acquisition of THINQ.